UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2014

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Compensation Committee of the Board of Directors of Beacon Roofing Supply, Inc. (the “Company”) adopted three forms of restricted stock unit award agreements for employees to be used under the Company’s 2014 Stock Plan. The three forms of agreements are attached hereto as exhibits 10.1, 10.2 and 10.3. No awards were made in connection with the adoption of these forms.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits are set forth on the attached exhibit index.

10.1	Form of Beacon Roofing Supply, Inc. 2014 Stock Plan Restricted Stock Unit Award Agreement for Employees.*
10.2	Form of Beacon Roofing Supply, Inc. 2014 Stock Plan Time-Based Restricted Stock Unit Award Agreement for Employees.*
10.3	Form of Beacon Roofing Supply, Inc. 2014 Stock Plan Stock Option Agreement.*

*	Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date:	September 23, 2014	By:	/s/ Joseph M. Nowicki
Joseph M. Nowicki
Executive Vice President and CFO